SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549


                 ___________________________

                          FORM 8-K

                       CURRENT REPORT

           PURSUANT TO SECTION 13 OR 15 (d) OF THE

               SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported)  December
                          25, 1996

     Salomon Bros Mortgage Securities VII, Inc. 1996-LB2
   (Exact name of registrant as specified in its charter)

New York                               n/a
Applied For
(State or other jurisdiction       (Commission
(IRS Employer
of incorporation or           File Number)
Identification
organization)                                     Number)


c/o Norwest Bank Minnesota
National Association
Sixth Street & Marquette Avenue
Minneapolis,  Minnesota                           55479-0069
(Address of principal executive offices)
(Zip Code)

Registrant's telephone number including area code      (612)
984-0979


     Salomon Bros Mortgage Securities VII, Inc. 1996-LB2
                          Form 8-K
                            INDEX


                                             Page Number

     Item 5.        Other Events
3

     Item 7.        Financial Statements and Exhibits
3

SIGNATURES                                        4

INDEX OF EXHIBITS                                 5






ITEM 5. OTHER EVENTS

The Salomon Bros Mortgage Securities VII, Inc. 1996-LB2 makes monthly remittances to security holders. The latest remittance was made December 25, 1996. We have furnished a monthly remittance statement delivered to the trustee with security holder payment instructions.


Monthly Remittance
Statement...................................................
 ......Exhibit 21.1

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     Exhibits

     21.1 Monthly Remittance Statement dated as of December
25, 1996.





                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         Salomon Bros Mortgage Securities
VII, Inc. 1996-
                         LB1A
                         (Registrant)

                         By:  Norwest Bank of Minnesota,
N.A.


                         Name:     Kris Solie - Johnson

                         Title:    Corporate Trust Officer



                      INDEX OF EXHIBITS


                                        Page of Sequentially
                                        Numbered Pages


21.1 Monthly Remittance Statement dated                8-16
     as of December 25, 1996.

21.2 No-Action Letter                             6-7

Page 6 Exhibit 21.2

January 10, 1997



Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C.  20549

Dear Sirs:

     Enclosed herewith for filing on behalf of the trust fund (the "Trust") created pursuant to a Trust Agreement dated as of November 1, 1996 (the "Trust Agreement") among Salomon Brothers Mortgage Securities VII, Inc., as depositor (the "Depositor"), and Norwest Bank Minnesota, N.A., as trustee (the "Trustee"), is the Current Report on Form 8-K (the "Report").

     The Trust consists of primarily a segregated pool of
conventional, one-to four-family, fixed-rate, fully-
amortizing first lien mortgage loans.  The certificates
relating to then of such classes as registered under the
Securities Act of 1933, as amended, by a Registration
Statement on Form S-11.   As a result, the Trust is subject
to the filing requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange
Act"). The Trust intends to fulfill these filing requirements in a manner substantially in accordance with the procedures outlined in numerous no-action letters already issued by the staff with respect to substantially similar trusts.
In particular:

     1. The Trust has already filed, within 15 days of its formation, a Current Report on Form 8-K containing detailed information about its mortgage pool

     2. The Trust will file, promptly after each Distribution Date (as defined in the Trust Agreement), a
Current Report on Form 8-K in substantially the form enclosed herewith, including as exhibits thereto the applicable Distribution Date reports. Each such Current
Report will also disclose under Item 5 any matter occurring during the relevant reporting period which would be reportable under Item 1,2,4, or 5 of Part II of Form 10-Q.

     3. The Trust will file a Current Report on Form 8-K within 15 days after the occurrence of any event described under Item 2,3,4, of 5 thereof, responding to the requirements of the applicable Item.

     4. Within 90 days after the end of each fiscal year, the Trust will file an annual report on Form 10-K which responds to Items 2, 3, and 4 of Part I, Items 5 and 9
Page 7 Exhibit 21.2

of Part II, Items 12 and 13 of Part III and Item 14 of Part
IV thereof, and include as
exhibits thereto certain information from the Distribution
Date reports aggregated for such year and a copy of the independent accountants' annual compliance statement required under the Trust Agreement, in the manner described in the applicable no-action letters.

     The trust will follow the above procedures except for any fiscal year as to which its reporting obligations under
Section 15(d) of the Exchange Act have been have been suspended pursuant to such Section. In such event, the Trust will file a Form 15 as required under rule 15d 6.

     We have been advised by representatives of the Office of the Chief Counsel of the Division of Corporation Finance that following the above procedures would be acceptable. We assume that the staff will promptly inform us if our understanding is incorrect. Please direct any questions to Shaydra Robinson of Norwest Bank Minnesota, N.A. at (410) 884-2112.


Very truly yours,
Shaydra Robinson




Page 8 Exhibit 21.1
                                              Salomon
Brothers Mortgage Securities VII, Series 1996 - LB2
Norwest Bank Minnesota, N.A.
Contact:                           Drew Persons
Securities Administration Services
Reporting   Month:      November 1996
Phone:                           (410) 884-2108
11000 Broken Land Parkway
Distribution Date:  December 26, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Series Structure Summary


Aggregate Realized                             Aggregate
Ending
         Class
Original Principal                     Losses Principal
Aggregate Interest      Undistributed      Principal
Class    Description    Principal Type   Interest Type
Balance Pass Through Rate  Balance Reduction
Shortfall          Principal         Factor
A-1      Senior         Sequential Pay   Fixed
39,630,000.00       6.87500000%               0.00
0.00               0.00   0.9506555198
A-2      Senior         Sequential Pay   Fixed
16,280,000.00       6.75000000%               0.00
0.00               0.00   1.0000000000
A-3      Senior         Sequential Pay   Fixed
82,902,000.00       6.87500000%               0.00
0.00               0.00   1.0000000000
A-4      Senior         Sequential Pay   Fixed
9,235,000.00       7.00000000%               0.00
0.00               0.00   1.0000000000
A-5      Senior         Sequential Pay   Fixed
56,145,000.00       7.25000000%               0.00
0.00               0.00   1.0000000000
A-6      Senior         Sequential Pay   Fixed
20,401,000.00       7.30000000%               0.00
0.00               0.00   1.0000000000
A-7      Senior         Sequential Pay   Fixed
28,154,000.00       7.65000000%               0.00
0.00               0.00   1.0000000000
A-8      Senior         Sequential Pay   Fixed
35,581,549.00       7.80000000%               0.00
0.00               0.00   1.0000000000
XS       Senior         Interest Only    Interest Only
0.00       2.63052990%               0.00               0.00
0.00   0.0000000000
PO       Senior         Principal Only   Principal Only
1,024,864.08       0.00000000%               0.00
0.00               0.00   0.9962618458
B-1      Subordinate    Prorata          Fixed
7,716,096.00       8.10000000%               0.00
0.00               0.00   0.9989493651
B-2      Subordinate    Prorata          Fixed
4,783,979.00       8.10000000%               0.00
0.00               0.00   0.9989493641
B-3      Subordinate    Prorata          Fixed
3,395,082.00       8.10000000%               0.00
0.00               0.00   0.9989493656
B-4      Subordinate    Prorata          Fixed
3,395,084.72       8.10000000%               0.00
0.00               0.00   0.9989493664
R-I      Residual       Sequential Pay   Fixed
100.00       0.00000000%               0.00
0.00               0.00   0.0000000000
R-II     Residual       Sequential Pay   Fixed
100.00       0.00000000%               0.00
0.00               0.00   0.0000000000
____________________________________________________________
____________________________________________________________
_______________________________________________
Totals
308,643,854.80                                 0.00
0.00               0.00   0.9935854227
Page 9 Exhibit 21.1

                                         Salomon Brothers
Mortgage Securities VII, Series 1996 - LB2
Norwest Bank Minnesota, N.A.
Contact:                           Drew Persons
Securities Administration Services
Reporting   Month:      November 1996                Phone:
(410) 884-2108
11000 Broken Land Parkway
Distribution Date:  December 26, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Class Distribution Summary


Beginning
Principal             Ending
                              Pass Through
Principal     Total Interest    Total Principal
Balance          Principal              Total
Class      Record Date                Rate
Balance       Distribution       Distribution
Reduction            Balance       Distribution
A-1        11/29/1996          6.87500000%
38,874,667.88         222,719.45       1,200,189.63
0.00      37,674,478.25       1,422,909.08
A-2        11/29/1996          6.75000000%
16,280,000.00          91,575.00               0.00
0.00      16,280,000.00          91,575.00
A-3        11/29/1996          6.87500000%
82,902,000.00         474,959.38               0.00
0.00      82,902,000.00         474,959.38
A-4        11/29/1996          7.00000000%
9,235,000.00          53,870.83               0.00
0.00       9,235,000.00          53,870.83
A-5        11/29/1996          7.25000000%
56,145,000.00         339,209.38               0.00
0.00      56,145,000.00         339,209.38
A-6        11/29/1996          7.30000000%
20,401,000.00         124,106.08               0.00
0.00      20,401,000.00         124,106.08
A-7        11/29/1996          7.65000000%
28,154,000.00         179,481.75               0.00
0.00      28,154,000.00         179,481.75
A-8        11/29/1996          7.80000000%
35,581,549.00         231,280.07               0.00
0.00      35,581,549.00         231,280.07
XS         11/29/1996          2.63052990%
0.00         674,901.07               0.00
0.00               0.00         674,901.07
PO         11/29/1996          0.00000000%
1,024,268.77               0.00           3,235.79
0.00       1,021,032.98           3,235.79
B-1        11/29/1996          8.10000000%
7,712,054.00          52,056.36           4,064.80
0.00       7,707,989.20          56,121.16
B-2        11/29/1996          8.10000000%
4,781,472.96          32,274.94           2,520.18
0.00       4,778,952.78          34,795.12
B-3        11/29/1996          8.10000000%
3,393,303.52          22,904.80           1,788.51
0.00       3,391,515.01          24,693.31
B-4        11/29/1996          8.10000000%
3,393,306.24          22,904.82           1,788.51
0.00       3,391,517.73          24,693.33
R-I        11/29/1996          0.00000000%
0.00               0.00               0.00
0.00               0.00               0.00
R-II       11/29/1996          0.00000000%
0.00               0.00               0.00
0.00               0.00               0.00
____________________________________________________________
__________
Totals
307,877,622.37       2,522,243.93       1,213,587.42
0.00     306,664,034.95       3,735,831.35
Page 10 Exhibit 21.1

                                     Salomon Brothers
Mortgage Securities VII, Series 1996 - LB2
Norwest Bank Minnesota, N.A.
Contact:                           Drew Persons
Securities Administration Services              Reporting
Month:      November 1996             Phone:
(410) 884-2108
11000 Broken Land Parkway                       Distribution
Date:  December 26, 1996             InvestorDirect:
(800) 605-4167
Columbia, MD 21044-7800

                                          Class Distribution
Per 1,000 of Original Balance


Total Other
                                                       Total
Interest       Scheduled       Principal Total Principal
Principal          Ending

Distribution       Principal    Distribution    Distribution
Balance       Principal
Class            Cusip               Original Balance
Factor          Factor          Factor          Factor
Reduction          Factor
A-1              79548KRT7              39,630,000.00
5.61997098      3.82466616     26.46020969     30.28487585
0.00000000    0.9506555198
A-2              79548KRU4              16,280,000.00
5.62500000      0.00000000      0.00000000      0.00000000
0.00000000    1.0000000000
A-3              79548KRV2              82,902,000.00
5.72916673      0.00000000      0.00000000      0.00000000
0.00000000    1.0000000000
A-4              79548KRW0               9,235,000.00
5.83333297      0.00000000      0.00000000      0.00000000
0.00000000    1.0000000000
A-5              79548KRX8              56,145,000.00
6.04166676      0.00000000      0.00000000      0.00000000
0.00000000    1.0000000000
A-6              79548KRY6              20,401,000.00
6.08333317      0.00000000      0.00000000      0.00000000
0.00000000    1.0000000000
A-7              79548KRZ3              28,154,000.00
6.37500000      0.00000000      0.00000000      0.00000000
0.00000000    1.0000000000
A-8              79548KSA7              35,581,549.00
6.50000004      0.00000000      0.00000000      0.00000000
0.00000000    1.0000000000
XS               79548KSC3                       0.00
N/A             N/A             N/A             N/A
N/A             N/A
PO               79548KSB5               1,024,864.08
0.00000000      0.58424333      2.57304364      3.15728696
0.00000000    0.9962618458
B-1              79548KSF6               7,716,096.00
6.74646350      0.52679490      0.00000000      0.52679490
0.00000000    0.9989493651
B-2              N/A                     4,783,979.00
6.74646356      0.52679579      0.00000000      0.52679579
0.00000000    0.9989493641
B-3              N/A                     3,395,082.00
6.74646444      0.52679435      0.00000000      0.52679435
0.00000000    0.9989493656
B-4              N/A                     3,395,084.72
6.74646493      0.52679392      0.00000000      0.52679392
0.00000000    0.9989493664
R-I              79548KSD1                     100.00
0.00000000      0.00000000      0.00000000      0.00000000
0.00000000    0.0000000000
R-II             79548KSE9                     100.00
0.00000000      0.00000000      0.00000000      0.00000000
0.00000000    0.0000000000
Totals                                 308,643,854.80
0.9935854227
Page 11 Exhibit 21.1

                                             Salomon
Brothers Mortgage Securities VII, Series 1996 - LB2
Norwest Bank Minnesota, N.A.
Contact:                           Drew Persons
Securities Administration Services
Reporting   Month:      November 1996
Phone:                           (410) 884-2108
11000 Broken Land Parkway
Distribution Date:  December 26, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Class Principal Distribution

                   Beginning
Principal           Ending          Current
                   Principal        Scheduled
Unscheduled                             Other  Total
Principal          Balance        Principal    Undistributed
Class                Balance        Principal
Principal        Accretion        Principal     Distribution
Reduction*          Balance        Principal
A-1            38,874,667.88       151,571.52
1,048,618.11             0.00             0.00
1,200,189.63             0.00    37,674,478.25
0.00
A-2            16,280,000.00             0.00
0.00             0.00             0.00             0.00
0.00    16,280,000.00             0.00
A-3            82,902,000.00             0.00
0.00             0.00             0.00             0.00
0.00    82,902,000.00             0.00
A-4             9,235,000.00             0.00
0.00             0.00             0.00             0.00
0.00     9,235,000.00             0.00
A-5            56,145,000.00             0.00
0.00             0.00             0.00             0.00
0.00    56,145,000.00             0.00
A-6            20,401,000.00             0.00
0.00             0.00             0.00             0.00
0.00    20,401,000.00             0.00
A-7            28,154,000.00             0.00
0.00             0.00             0.00             0.00
0.00    28,154,000.00             0.00
A-8            35,581,549.00             0.00
0.00             0.00             0.00             0.00
0.00    35,581,549.00             0.00
XS                      0.00             0.00
0.00             0.00             0.00             0.00
0.00             0.00             0.00
PO              1,024,268.77           598.77
2,637.02             0.00             0.00         3,235.79
0.00     1,021,032.98             0.00
B-1             7,712,054.00         4,064.80
0.00             0.00             0.00         4,064.80
0.00     7,707,989.20             0.00
B-2             4,781,472.96         2,520.18
0.00             0.00             0.00         2,520.18
0.00     4,778,952.78             0.00
B-3             3,393,303.52         1,788.51
0.00             0.00             0.00         1,788.51
0.00     3,391,515.01             0.00
B-4             3,393,306.24         1,788.51
0.00             0.00             0.00         1,788.51
0.00     3,391,517.73             0.00
R-I                     0.00             0.00
0.00             0.00             0.00             0.00
0.00             0.00             0.00
R-II                    0.00             0.00
0.00             0.00             0.00             0.00
0.00             0.00             0.00
Totals        307,877,622.37       162,332.29
1,051,255.13             0.00             0.00
1,213,587.42             0.00   306,664,034.95
0.00

 Page 12 Exhibit 21.1
                                             Salomon
Brothers Mortgage Securities VII, Series 1996 - LB2
Norwest Bank Minnesota, N.A.
Contact:                           Drew Persons
Securities Administration Services
Reporting   Month:      November 1996
Phone:                           (410) 884-2108
11000 Broken Land Parkway
Distribution Date:  December 26, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Class Interest Distribution
Beginning
Negative                            Ending
                                    Principal/
Interest                                       Amortization
Principal/
                                      Notional
Interest       Shortfall/                             Other
Interest   Total Interest         Notional
Class       Pass-Through Rate          Balance
Accrual       (Recovery)        Accretion         Interest
Reduction     Distribution          Balance
A-1               6.87500000%    38,874,667.88
222,719.45             0.00             0.00
0.00             0.00       222,719.45    37,674,478.25
A-2               6.75000000%    16,280,000.00
91,575.00             0.00             0.00             0.00
0.00        91,575.00    16,280,000.00
A-3               6.87500000%    82,902,000.00
474,959.38             0.00             0.00
0.00             0.00       474,959.38    82,902,000.00
A-4               7.00000000%     9,235,000.00
53,870.83             0.00             0.00             0.00
0.00        53,870.83     9,235,000.00
A-5               7.25000000%    56,145,000.00
339,209.38             0.00             0.00
0.00             0.00       339,209.38    56,145,000.00
A-6               7.30000000%    20,401,000.00
124,106.08             0.00             0.00
0.00             0.00       124,106.08    20,401,000.00
A-7               7.65000000%    28,154,000.00
179,481.75             0.00             0.00
0.00             0.00       179,481.75    28,154,000.00
A-8               7.80000000%    35,581,549.00
231,280.07             0.00             0.00
0.00             0.00       231,280.07    35,581,549.00
XS                2.63052990%   307,877,622.37
674,901.07             0.00             0.00
0.00             0.00       674,901.07   306,664,034.95
PO                0.00000000%     1,024,864.08
0.00             0.00             0.00             0.00
0.00             0.00     1,021,032.98
B-1               8.10000000%     7,712,054.00
52,056.36             0.00             0.00             0.00
0.00        52,056.36     7,707,989.20
B-2               8.10000000%     4,781,472.96
32,274.94             0.00             0.00             0.00
0.00        32,274.94     4,778,952.78
B-3               8.10000000%     3,393,303.52
22,904.80             0.00             0.00             0.00
0.00        22,904.80     3,391,515.01
B-4               8.10000000%     3,393,306.24
22,904.82             0.00             0.00             0.00
0.00        22,904.82     3,391,517.73
R-I               0.00000000%             0.00
0.00             0.00             0.00             0.00
0.00             0.00             0.00
R-II              0.00000000%             0.00
0.00             0.00             0.00             0.00
0.00             0.00             0.00
Totals
2,522,243.93             0.00             0.00
0.00             0.00     2,522,243.93
Page 13 Exhibit 21.1

                                                  Salomon
Brothers Mortgage Securities VII, Series 1996 - LB2
Norwest Bank Minnesota, N.A.
Contact:                           Drew Persons
Securities Administration Services
Reporting   Month:      November 1996
Phone:                           (410) 884-2108
11000 Broken Land Parkway
Distribution Date:  December 26, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Fund Account Summary

____________________________________________________________
____________________________________________________________
______________________________________________________

Proceeds Account
   Beginning Balance
0.00

   DEPOSITS:
WITHDRAWALS:
    Interest Net of Servicing Fee               2,559,216.85
Interest Payments                              2,522,243.93
    Scheduled Principal                           162,332.29
Scheduled Principal Payment                      162,332.29
    Other Principal                             1,051,255.13
Other Principal Payments                       1,051,255.13
    Negative Amortization                               0.00
Reserve Fund 1                                         0.00
    Deposits from Reserve Fund                          0.00
Fees and Expenses                                 36,972.92
    Gain/Loss Adjustment                                0.00
Other Withdrawals                                      0.00
    Other Deposits                                      0.00

   Total Deposit
3,772,804.27                Total Withdrawals
3,772,804.27


Ending Balance
0.00
Page 14 Exhibit 21.1

                                               Salomon
Brothers Mortgage Securities VII, Series 1996 - LB2
Norwest Bank Minnesota, N.A.
Contact:                           Drew Persons
Securities Administration Services
Reporting   Month:      November 1996
Phone:                           (410) 884-2108
11000 Broken Land Parkway
Distribution Date:  December 26, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Loss/Delinquency Detail

                  Current         Current         Current
Current           Total       Aggregate       Aggregate
Aggregate       Aggregate           Total
                    Fraud      Bankruptcy  Special Hazard
Credit         Current           Fraud      Bankruptcy
Special Hazard          Credit       Aggregate
Pool #             Losses          Losses          Losses
Losses          Losses          Losses          Losses
Losses          Losses          Losses
____________________________________________________________
____________________________________________________________
_________________________________________________

X                    0.00            0.00            0.00
0.00            0.00            0.00            0.00
0.00            0.00            0.00
____________________________________________________________
____________________________________________________________
_________________________________________________
Totals               0.00            0.00            0.00
0.00            0.00            0.00            0.00
0.00            0.00            0.00


Pool
Initial Loss    Current Loss  Current Loss
#     Loss Type
Limit Amount    Limit Amount Limit Percent
____________________________________________________________
______________________________________________________
X     Bankruptcy Losses
100,000.00      100,000.00   0.03260898%
X     Fraud Losses
9,262,389.00    9,262,389.00   3.02037016%
X     Special Hazard Losses
3,087,463.00    3,087,463.00   1.00679005%



____________________________________________________________
____________________________________________________________
________________________________________
             30  Days  Delinquent    60  Days  Delinquent
90  Days  Delinquent             Foreclosures
REO's                      Totals
               Number       Balance    Number       Balance
Number       Balance    Number       Balance    Number
Balance    Number            Balance
X                1091                       3    142,606.09
1     74,863.49        34  2,427,182.99         8
737,023.27      1137     111,921,693.64
                   87  8,614,636.31        21  1,576,927.37
4    217,469.58        34  2,427,182.99         0
0.00       146      12,836,216.25
____________________________________________________________
____________________________________________________________
________________________________________
Totals           1178                      24  1,719,533.46
5    292,333.07        68  4,854,365.98         8
737,023.27      1283     124,757,909.89
Page 15 Exhibit 21.1

                                      Salomon Brothers
Mortgage Securities VII, Series 1996 - LB2
Norwest Bank Minnesota, N.A.
Contact:                           Drew Persons
Securities Administration Services               Reporting
Month:      November 1996              Phone:
(410) 884-2108
11000 Broken Land Parkway
Distribution Date:  December 26, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Collateral Summary


Total|              Pool X

____________________________________________________________
_____________________________________________
Monthly P&I Constant
2,849,831.48|        2,849,831.48

|
Positive Amortization
162,332.29|          162,332.29
Negative Amortization
0.00|                0.00
Regular Curtailments
41,337.78|           41,337.78
Regular Curtailment Interest
0.00|                0.00
Prepaid Curtailments
0.00|                0.00
Prepaid Curtailment Interest
0.00|                0.00
Liquidations
1,009,683.85|        1,009,683.85
Principal Adjustments
233.50|              233.50
   Total Principal Trust Distribution
1,213,587.42|        1,213,587.42

|
Scheduled Interest
2,687,499.19|        2,687,499.19
Servicing Fee
128,282.34|          128,282.34
Master Servicing Fee
1,026.26|            1,026.26
Spread
0.00|                0.00
     Total Pass-Through Interest
2,558,190.59|        2,558,190.59

|
Beginning Balance
307,877,622.37|      307,877,622.37
Ending Balance
306,664,034.95|      306,664,034.95
Gross P&I Distribution
3,772,804.27|        3,772,804.27
Realized Losses/(Gains)
0.00|                0.00
Net P&I Trust Distribution
3,772,804.27|        3,772,804.27

|
Beginning Loan Count
3358|                3358
Number of Loan Payoffs
13|                  13
Ending Loan Count
3345|                3345

|
Weighted Average Maturity
345.7844318800|      345.7844318800
Weighted Average Gross Rate
10.474938060%|       10.474938060%
Weighted Average Net Rate
9.974938080%|        9.974938080%
Weighted Average Pass-Through Rate
9.970938070%|        9.970938070%
Weighted Average Margin
0.000000000%|        0.000000000%

|
Advances on Delinquencies
|
  Current Period Principal
0.00|                0.00
  Current Period Interest
0.00|                0.00
Page 16 Exhibit 21.1

                                            Salomon Brothers
Mortgage Securities VII, Series 1996 - LB2
Norwest Bank Minnesota, N.A.
Contact:                           Drew Persons
Securities Administration Services
Reporting   Month:      November 1996
Phone:                           (410) 884-2108
11000 Broken Land Parkway
Distribution Date:  December 26, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Credit Enhancement Summary


Initial         Current         Current
Current         Current            Current

Coverage          Period          Period      Cumulative
Coverage        Coverage               Pool
Type/Purpose
Amount          Losses       Additions          Losses
Percentage          Amount            Balance
____________________________________________________________
____________________________________________________________
___________________________________________
Subordination
19,290,241.72            0.00            0.00
0.00       6.28374133%   19,269,974.72     306,664,034.95






Scheduled   Unscheduled

Principal     Principal

Percentage    Percentage
 Pool #
____________________________________________________________
_______________________________________
X        Senior
93.71682385% 100.00000000%
X        Subordinate
6.28317615%   0.00000000%